SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             Form 8-K


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        February 15, 1999


          RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
    (Exact name of the registrant as specified in its charter)

     2-99554,  33-9518,  33-10349  33-20826,  33-26683,  33-31592
    33-35340,  33-40243, 33-44591 33-49296,  33-49689,  33-52603,
    33-54227, 333-4846, 333-39665

                     (Commission File Number)

  Delaware                 333-57481                    75-2006294
(State or other                                        (I.R.S Employee
jurisdiction of                                      Identification No.)
incorporation)

                      8400 Normandale Lake Boulevard 55437
                       Minneapolis, Minnesota (Zip Code)
                             (Address of Principal
                               Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000



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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation
1986-12     RFM1
1986-15     RFM1
1987-1      RFM1
1987-3      RFM1
1987-4      RFM1
1987-6      RFM1
1987-S5     RFM1
1987-SA1    RFM1
1988-3A     RFM1
1988-3B     RFM1
1988-3C     RFM1
1988-4B     RFM1
1989-2      RFM1
1989-3A     RFM1
1989-3C     RFM1
1989-SW1A   RFM1
1989-SW1B   RFM1
1989-S1     RFM1
1989-SW2    RFM1
1989-4A     RFM1
1989-4B     RFM1
1989-S4     RFM1
1989-5A     RFM1
1989-5B     RFM1
1989-7      RFM1
1990-2      RFM1
1990-3A     RFM1
1990-3B     RFM1
1990-3C     RFM1
1990-8      RFM1
1990-S14    RFM1
1990-R16    RFM1
1991-4      RFM1
1991-R9     RFM1
1991-S11    RFM1
1991-R13    RFM1
1991-R14    RFM1
1991-21A    RFM1


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1991-21B    RFM1
1991-21C    RFM1
1991-25A    RFM1
1991-25B    RFM1
1992-S2     RFM1
1992-S5     RFM1
1992-S6     RFM1
1992-S7     RFM1
1992-S8     RFM1
1992-S9     RFM1
1992-S10    RFM1
1992-S11    RFM1
1992-13     RFM1
1992-S14    RFM1
1992-S16    RFM1
1992-17A    RFM1
1992-17B    RFM1
1992-17C    RFM1
1992-S18    RFM1
1992-S19    RFM1
1992-S20    RFM1
1992-S21    RFM1
1992-S23    RFM1
1992-S22    RFM1
1992-S24    RFM1
1992-S25    RFM1
1992-S26    RFM1
1992-S27    RFM1
1992-S28    RFM1
1992-S29    RFM1
1992-S30    RFM1
1992-S31    RFM1
1992-S32    RFM1
1992-S33    RFM1
1992-S34    RFM1
1992-S35    RFM1
1992-S36    RFM1
1992-S37    RFM1
1992-S38    RFM1
1992-S39    RFM1
1992-S40    RFM1
1992-S41    RFM1
1992-S42    RFM1
1992-S43    RFM1
1992-S44    RFM1


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1993-S1     RFM1
1993-S2     RFM1
1993-S3     RFM1
1993-S4     RFM1
1993-S5     RFM1
1993-S6     RFM1
1993-S7     RFM1
1993-S8     RFM1
1993-S9     RFM1
1993-S10    RFM1
1993-S11    RFM1
1993-S12    RFM1
1993-S13    RFM1
1993-MZ1    RFM1
1987-S1     RFM1
1989-4C     RFM1
1989-4D     RFM1
1989-4E     RFM1
1993-S14    RFM1
1993-S15    RFM1
1993-19     RFM1
1993-S16    RFM1
1993-S17    RFM1
1993-S18    RFM1
1993-MZ2    RFM1
1993-S20    RFM1
1993-S21    RFM1
1993-S22    RFM1
1993-S23    RFM1
1993-S27    RFM1
1993-S24    RFM1
1993-S25    RFM1
1993-S26    RFM1
1993-S28    RFM1
1993-S29    RFM1
1993-S30    RFM1
1993-S33    RFM1
1993-MZ3    RFM1
1993-S31    RFM1
1993-S32    RFM1
1993-S34    RFM1
1993-S38    RFM1
1993-S41    RFM1
1993-S35    RFM1
1993-S36    RFM1


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1993-S37    RFM1
1993-S39    RFM1
1993-S42    RFM1
1993-S40    RFM1
1993-S43    RFM1
1993-S44    RFM1
1993-S46    RFM1
1993-S45    RFM1
1993-S47    RFM1
1993-S48    RFM1
1993-S49    RFM1
1994-S1     RFM1
1994-S2     RFM1
1994-S3     RFM1
1994-S5     RFM1
1994-S6     RFM1
1994-RS4    RFM1
1994-S7     RFM1
1994-S8     RFM1
1994-S9     RFM1
1994-S10    RFM1
1994-S11    RFM1
1994-S12    RFM1
1994-S13    RFM1
1994-S14    RFM1
1994-S15    RFM1
1994-S16    RFM1
1994-MZ1    RFM1
1994-S17    RFM1
1994-S18    RFM1
1994-S19    RFM1
1994-S20    RFM1
1995-S1     RFM1
1995-S2     RFM1
1995-S3     RFM1
1995-S4     RFM1
1995-S6     RFM1
1995-S7     RFM1
1995-S8     RFM1
1995-R5     RFM1
1995-S9     RFM1
1995-S10    RFM1
1995-S11    RFM1
1995-S12    RFM1
1995-S13    RFM1


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1995-S14    RFM1
1995-S15    RFM1
1995-S16    RFM1
1995-S17    RFM1
1995-S18    RFM1
1995-S19    RFM1
1995-S21    RFM1
1996-S3     RFM1
1996-S1     RFM1
1996-S2     RFM1
1996-S4     RFM1
1996-S5     RFM1
1996-S6     RFM1
1996-S7     RFM1
1996-S8     RFM1
1996-S9     RFM1
1996-S11    RFM1
1996-S12    RFM1
1996-S10    RFM1
1996-S13    RFM1
1996-S14    RFM1
1996-S15    RFM1
1996-S16    RFM1
1996-S17    RFM1
1996-S18    RFM1
1996-S19    RFM1
1996-S20    RFM1
1996-S21    RFM1
1996-S22    RFM1
1996-S23    RFM1
1995-R20    RFM1
1996-S24    RFM1
1996-S25    RFM1
1997-S1     RFM1
1997-S2     RFM1
1997-S3     RFM1
1997-S4     RFM1
1997-S5     RFM1
1997-S6     RFM1
1997-S7     RFM1
1997-S8     RFM1
1997-QPCR1  RFM1
1997-QPCR2  RFM1
1997-S9     RFM1
1997-S10    RFM1


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1997-S11  RFM1  1997-S12 RFM1 1997-S13 RFM1 1997-S14 RFM1 1997-S15 RFM1 1997-S16
RFM1 1997 S-18 RFM1  1997-S17 RFM1  1997-QPCR3  RFM1 1997-S19 RFM1 1997-S20 RFM1
1997-S21  RFM1  1998-S1 RFM1 1998-S2 RFM1 1998-S4 RFM1 1998-S3 RFM1 1998-S5 RFM1
1998-S6 RFM1 1998-S7 RFM1  1997-S12RIIIRFM1  1998-S8 RFM1 1996-S9 RFM1  1998-S10
RFM1  1998-NS1  RFM1  1998-S12  RFM1  1998-S13  RFM1 1998-S14 RFM1 1998-QS9 RFM1
1998-S15 RFM1 1998-S16 RFM1 1998-S17 RFM1
            RFM1
1998-S-17   RFM1
1998-S18    RFM1
1998-S19    RFM1
1998-S19    RFM1
1998-S17    RFM1
1998-S13    RFM1
1998-S14    RFM1
1998-S13    RFM1
1998-S15    RFM1
1998-S16    RFM1
1998-S21    RFM1
1998-S22    RFM1
1998-S20    RFM1


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1998-S23    RFM1
1998-S24    RFM1
1998-S25    RFM1
1998 S-26   RFM1
1998 S-27   RFM1
1998 S-28   RFM1
1998-NS2    RFM1
1998-S29    RFM1
1998-S31    RFM1
1998-S30    RFM1
1999-S1     RFM1
1999-S2     RFM1
1999-S3     RFM1
->

Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:      /s/Davee Olson
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:   February 25, 1999





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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:   February 25, 1999



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